                                                                    Exhibit 21.1


                                ROGERS CABLE INC.
                         CORPORATE ORGANIZATIONAL CHART*


                          ________________________________
                         |                                |
                         |   ROGERS COMMUNICATIONS INC.   |
                         |      (British Columbia)        |
                         |________________________________|
                                       |
                                       |
                                  100% |
                          ________________________________
                         |                                |
                         |      ROGERS CABLE INC.         |
                         |          (Ontario)             |
                         |        [Registrant]            |
                         |________________________________|
                                       |
                                       |
                          ______________________________
                         |                              |
                         |                              |
        100%             |                              |   100%
 ___________________________________        _________________________________
|                                   |      |                                 |
|      ROGERS CABLESYSTEMS          |      |   ROGERS CABLE ATLANTIC INC.    |
|        ONTARIO LIMITED            |      |          (Ontario)              |
|           (Ontario)               |      |                                 |
|___________________________________|      |_________________________________|
                         |
                         |________________________________
                         |                                |
                         |                                |
                   100%  |                          100%  |
 ___________________________________        _________________________________
|                                   |      |                                 |
|       ROGERS OTTAWA               |      |       ROGERS CABLESYSTEMS       |
|      LIMITED/LIMITEE              |      |       GEORGIAN BAY LIMITED      |
|         (Ontario)                 |      |           (Ontario)             |
|___________________________________|      |_________________________________|



* Pursuant to Rule 601(b)(21) under Regulation S-K, certain subsidiaries of Rogers Cable Inc. are omitted because such subsidiaries considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" (as such term is defined in Regulation S-X).